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                                                                    EXHIBIT 10.7

                                                                    CONFIDENTIAL


               BINDING LETTER OF INTENT & MEMORANDUM OF AGREEMENT

                                     BETWEEN

         TAISHO PHARMACEUTICAL CO., LTD. AND ARENA PHARMACEUTICALS, INC.

        This BINDING LETTER OF INTENT & MEMORANDUM OF AGREEMENT ("Agreement") is effective as of the later date of the signature written at the bottom of this Agreement ("Effective Date") by and between Taisho Pharmaceutical Co., Ltd. ("Taisho") and Arena Pharmaceuticals, Inc. ("Arena").

        Taisho and Arena, as of the Effective Date, have agreed to both to be bound by the following terms and conditions, with the understanding that a final agreement ("Final Agreement") shall be prepared and signed by Taisho and Arena within one hundred twenty (120) days of the Effective Date or extended period to be agreed by the parties. The effective date of the Final Agreement shall be the Effective Date, and all terms and conditions set forth in this Agreement shall be incorporated into the Final Agreement. The terms "hereunder" and "this Agreement" used in this Agreement shall thereafter be construed by adding or replacing by the term "the Final Agreement" as the case may be.

        1.     SCOPE OF COLLABORATION

        The collaboration between Taisho and Arena shall involve ***** ****, or ***** **** or ***** **** if Taisho does not select additional ***** **** or ***** ****, G protein coupled receptors (GPCR) that have been subjected to Arena's CART Technology. GPCRs for CART Activation shall be selected by Taisho, and these selected GPCRs shall be referred to as "Taisho Activated Receptor(s)." The ***** **** Taisho Activated Receptor selected as of the Effective Date by Taisho is designated as: **** *****. Taisho may select ***** **** additional Taisho Activated Receptor(s) within ***** **** years from the Effective Date, but only with respect to GPCRs that are ***************************************
**************************.

        2.     RIGHTS GRANTED

        Arena grants to Taisho worldwide, exclusive rights (including the right to sublicense), exclusive even as to Arena but subject to Section 3.C, to use and have used each Taisho Activated Receptor for screening of chemical library compounds, other synthetic compounds, natural extracts, etc. for the identification of compounds that modulate the activity of the Taisho Activated Receptor ("CART Identified Compounds" inclusive of compounds which are derived from identified lead compounds by such screening) and to use and have used each Taisho Activated Receptor for further research and development of such CART Identified Compounds as drug candidates. Arena grants to Taisho worldwide, exclusive rights (including the right to sublicense), exclusive even as to Arena, to research, develop, use, have used, make, have made, sell and have sold, CART Identified Compounds and/or drug products that incorporate the CART Identified Compound(s) ("Drug Products").

                  THE REST OF THIS PAGE IS INTENTIONALLY BLANK

   CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE PORTIONS MARKED AS ***.


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        3.     PAYMENTS, FEES AND ROYALTY RATES

        All payments shall be made in United States dollars.

               A.      UP FRONT PAYMENT

        To form the basis of collaboration between the parties and in consideration of the right granted under this Agreement, Taisho shall pay to Arena *********** within thirty (30) days of the Effective Date.

               B.      RESEARCH FEE

        As remuneration for preparation and supply of a validated screening assay and the research therefor by Arena, Taisho shall pay to Arena as to EACH receptor as follows:

                       1. Within thirty (30) days of selection by Taisho of a Taisho Activated Receptor (i.e., within thirty
                              (30) days of the Effective Date as to *****, and within thirty (30) days of selection by Taisho as to an additional Taisho Activated Receptor ********************): *********.

                       2. Within thirty (30) days of receipt by Taisho of a validated screening assay incorporating a Taisho Activated Receptor and for use by Taisho:
                              *********.

                       3. Within thirty (30) days of completion of the screening by Taisho of ******** compounds using the validated screening assay incorporating a Taisho Activated Receptor: *********.

                       4. If and only if Taisho continues the screening using the validated screening assay on and after the ***** anniversary of receipt by Taisho of the validated screening assay, within thirty (30) days of the ****** anniversary of receipt by Taisho of
                              the validated screening assay:      ********.

        Taisho and Arena agree that the MAXIMUM amount of remuneration that Taisho would be required to pay to Arena under Research Fee, in case of selection of ****** (**) Taisho Activated Receptors is: **********.

                  THE REST OF THIS PAGE IS INTENTIONALLY BLANK


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               C.      ARENA SCREENING FEE

        Taisho has requested that Arena conduct screening of the Arena chemical library and upon such request, Arena shall screen more than ******* compounds that belong to the Arena chemical library using the Taisho Activated Receptor selected by Taisho ("Screening Request"). Arena shall use its best commercial efforts to identify at least ***** (**) CART Identified Compound for use by Taisho as a screening lead candidate. Taisho shall pay to Arena a screening fee of ********, and upon receipt of such fee, Arena shall initiate its screening efforts.

        Taisho and Arena agree that the amount that Taisho would be required to pay to Arena under Arena Screening Fee, in case of selection of ****** (**) Taisho Activated Receptors is: **********, and in case of selection of ***** (**) Taisho Activated Receptors is:

***********.

               D.      MILESTONE FEE

        In consideration of the right granted hereunder, Taisho agrees to pay to Arena the following Milestone Fees for EACH CART Identified Compound. Taisho may at its sole discretion decide which CART Identified Compound it shall actually develop or not develop for Drug Product(s) and decide whether to continue or to discontinue such development. For a CART Identified Compound, the payment shall be made only at the *************, if any, of a milestone set forth below as to the Drug Product ************ to such milestone that incorporate the CART Identified Compound, regardless of formulation and/or indication of the Drug Product. Provided, however, both Taisho and Arena agree that (i) as long as the development of preceding CART Identified Compound is being continued, Taisho shall ********************** of Milestone Fees for *********** CART Identified Compound developed as ************** of the *********** CART Identified Compound and (ii) any Milestone Payment made by Taisho to Arena for the *********** CART Identified Compound may be ************ by Taisho ********* Milestone Payments for the ********** CART Identified Compound that shall become due by Taisho when: (a) the development of the preceding CART Identified Compound is *************** and (b) the *********** CART Identified Compound *********************** CART Identified Compound (such ************ shall be notified in writing to Arena by Taisho). Both Taisho and Arena further agree that (i) the following Milestone Fees shall be *********************** and become due by Taisho for each ************* CART Identified Compound if Taisho continues the development of the ************** CART Identified Compound for the ************ as the ************** CART Identified Compound even after Taisho launches the ********** CART Identified Compound and (ii) Taisho shall be **************** from the payments of Milestone Fees for the ************** CART Identified Compound if Taisho ********************** CART Identified Compound ********************** of the **************** CART Identified Compound.

                       1. Within thirty (30) days of Taisho's decision to implement the development directed to the filing of an Investigational New Drug application (or its equivalent) of a CART Identified Compound as Drug Product(s): **********

                       2. Within thirty (30) days of the first filing of an Investigational New Drug application (or its equivalent) for a Drug Product: ***********


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                       3.     Within thirty (30) days of dosing of the first
                              human in a Phase II clinical investigation (or its equivalent) of a Drug Product: ***********

                       4. Within thirty (30) days of dosing of the first human in a Phase III clinical investigation (or its equivalent) of a Drug Product: ***********

                       5. Within thirty (30) days of the notice of the first approval of a New Drug Application for a Drug Product in the United States: ************

                       6. Within thirty (30) days of the notice of the first approval of a New Drug Application for a Drug Product in a major European country: ************

                       7. Within thirty (30) days of the notice of the first approval of a New Drug Application for a Drug Product in Japan: ************

        Taisho and Arena agree that the MAXIMUM amount that Taisho would be required to pay to Arena under Milestone Fee for each CART Identified Compound:

                       1.     ***********.

                       2. for each *********** CART Identified Compound developed by Taisho for the *********** as a ******* Drug Product launched by Taisho:
                              ***********.

               E.      ROYALTY RATES


        In consideration of the right granted hereunder, Taisho shall pay a royalty to Arena based upon net sales received by Taisho and Taisho licensees for the sale of each Drug Product on an annual basis ("Annual Net Sales" to be defined in the Final Agreement), with the royalty rates as follows and within the limited period to be agreed by the parties and provided for in the Final Agreement for each Drug Product:


                       a) On a portion of Annual Net Sales of between ***** and *****:
                                                                            ***%

                       b) On a portion of Annual Net Sales of between ***** and *****:
                                                                            ***%

                       c) On a portion of Annual Net Sales of between ***** and *****:
                                                                            ***%

                       d)     On a portion of Annual Net Sales above *****:
                                                                            ***%

(i.e., if Annual Net Sales is *****, the amount of royalty is ***** (***** of *****, *****, ***** and *****).


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        4. WITHHOLDING TAX         All figures set forth herein are net of any
taxes and duties, except withholding tax if levied in Japan on any of the payment. Any withholding taxes levied shall be borne by Arena and deducted by Taisho from the payment for tax payment.

        5. LEGALLY BINDING EFFECT Both Taisho and Arena further agree to cooperate, in good faith, in the completion of the Final Agreement. Irrespective of the completion of the Final Agreement, both Taisho and Arena agree to be bound by the foregoing terms and to treat the terms and conditions of this Agreement as a legally binding contract with the rights, duties and obligations of each party set forth as above.

        6. CONFIDENTIALITY         Both Taisho and Arena agree that this
Agreement shall fully incorporate mutatis mutandis the terms and conditions of confidentiality of the Mutual Non-Disclosure Agreement between Taisho and Arena, dated August 31, 1999.

        7. REMEDIES                All disputes, which may arise between the
parties hereto, in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce. The arbitration shall be held in San Diego, if requested by Taisho or in Tokyo, if requested by Arena. The award to be rendered shall be final and binding upon both parties.

        WHEREUPON, each party, having read and understood the foregoing, and agreeing to be bound by the terms and conditions herein, have caused this Agreement to be executed by their authorized agents as of the Effective Date.

ARENA PHARMACEUTICALS, INC.         TAISHO PHARMACEUTICAL CO., LTD.



By:                   /s/                   By:                  /s/
        ----------------------------               -----------------------------

Name:   Jack Lief                           Name:  Akira Uebara

Title:  President & CEO                     Title: President

Date:   May 18, 2000                        Date:  May 29, 2000

         ***************************************************************

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